UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2018

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1075 West Georgia Street, Suite 2010, Vancouver, British Columbia,		V6E 3C9
(Address of principal executive offices)		(Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On November 1, 2018, City Office REIT, Inc. (the “Company”) and City Office Operating Partnership, L.P. (the “Operating Partnership”) entered into amendments (the “Amendments”) to the Equity Distribution Agreements (the “Original Agreements” and, as amended by the Amendments, the “Agreements”) with each of KeyBanc Capital Markets Inc., Raymond James & Associates, Inc. and BMO Capital Markets Corp., as managers (the “Managers”). Pursuant to the terms of the Agreements, the Company agreed to sell through the Managers, subject to the terms and conditions set forth in the Agreements, up to 8,000,000 shares of the Company’s common stock, par value $0.01 per share (the “common stock”), and up to 1,000,000 shares of the Company’s 6.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock” and together with the common stock, the “Shares”). Prior to the date of this Current Report on Form 8-K, the Company sold 3,410,802 shares of its common stock and zero shares of its Series A Preferred Stock pursuant to the Original Agreements and the prospectus supplement filed with the Securities and Exchange Commission on June 16, 2017.

Sales of Shares pursuant to the Agreements, if any, may be made in privately negotiated transactions and/or sales deemed to be an “at the market” offering as defined in Rule 415 of Securities Act of 1933, as amended, including, without limitation, sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The Agreements contain customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The preceding description of the Amendments is qualified in its entirety by reference to the text of the Amendments, copies of which are attached hereto as Exhibit 1.4, Exhibit 1.5 and Exhibit 1.6 to this Current Report on Form 8-K and are incorporated herein by reference into this Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated June 16, 2017, by and among City Office REIT, Inc., City Office Operating Partnership, L.P. and KeyBanc Capital Markets Inc. (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on June 20, 2018).

1.2	Equity Distribution Agreement, dated June 16, 2017, by and among City Office REIT, Inc., City Office Operating Partnership, L.P. and Raymond James & Associates, Inc. (incorporated by reference to Exhibit 1.2 to the Company’s Current Report on Form 8-K filed on June 20, 2018).

1.3	Equity Distribution Agreement, dated June 16, 2017, by and among City Office REIT, Inc., City Office Operating Partnership, L.P. and BMO Capital Markets Corp. (incorporated by reference to Exhibit 1.3 to the Company’s Current Report on Form 8-K filed on June 20, 2018).

1.4	Amendment No. 1 to the Equity Distribution Agreement, dated November 1, 2018, by and among City Office REIT, Inc., City Office Operating Partnership, L.P. and KeyBanc Capital Markets Inc.

1.5	Amendment No. 1 to the Equity Distribution Agreement, dated November 1, 2018, by and among City Office REIT, Inc., City Office Operating Partnership, L.P. and Raymond James & Associates, Inc.

1.6	Amendment No. 1 to the Equity Distribution Agreement, dated November 1, 2018, by and among City Office REIT, Inc., City Office Operating Partnership, L.P. and BMO Capital Markets Corp.

5.1	Opinion of Ballard Spahr LLP as to the validity of the Shares.

8.1	Opinion of Hunton Andrews Kurth LLP as to certain tax matters.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITY OFFICE REIT, INC.

Date: November 1, 2018	By:	/s/ Anthony Maretic
	Name:	Anthony Maretic
	Title:	Chief Financial Officer